FINANCIAL RISK MANAGEMENT - Summary of Net Asset Exposure (Detail) - BRL (R$) R$ in Thousands		Dec. 31, 2023	Dec. 31, 2022
FINANCIAL RISK MANAGEMENT
Borrowing and financing in foreign currency in Brazil	[1]		R$ (5,252,376)
Trade accounts receivable in foreign currency in Brazil		328,346	521,427
Trade accounts payable in foreign currencies in Brazil		(158,500)	(15,214)
Fair value of financial derivatives		(38,436)	6,101,350
Net asset exposure		R$ 131,410	R$ 1,355,187

[1]	Excluding transaction costs.